                                   EXHIBIT 13

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                            VARIABLE SEPARATE ACCOUNT

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS



STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION


        The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:


            P (1 + T)(CARET)(n)  =  ERV

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    FUND VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

    ANNUAL RETURN = (FUND VALUE / 1000) - 1

    UNIT VALUES - (NOT APPLICABLE)

                          Capital      Government &               Natural      Aggressive   Alliance       Asset       Blue Chip
                       Appreciation   Quality Bond    Growth     Resources      Growth       Growth      Allocation     Growth
                       ------------   ------------    -------    ---------      -------      -------     ----------    -------
Fund Value                $690.92      $1,006.21      $695.76      $996.16      $670.04      $605.97      $839.92      $625.22
One Year Total Return     - 30.91%          0.62%     - 30.42%     -  0.38%     - 33.00%     - 39.40%     - 16.01%     - 37.48%
Period Years                 1.00           1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                                                              Federated
                         Corporate    Davis Venture   Dogs Of      Emerging    American       Foreign     Global        Global
                           Bond           Value      Wall Street   Markets     Leaders         Value*      Bond        Equities
                           ----           -----      -----------   -------     -------         ------      ----        --------
Fund Value                $987.70        $749.47      $849.32      $842.29      $719.10          N/A      $972.81      $649.13
One Year Total Return     -  1.23%       - 25.05%     - 15.07%     - 15.77%     - 28.09%         N/A        -2.72%     - 35.09%
Period Years                 1.00           1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                                                                                                         MFS
                          Goldman                                               Internat'L   Internat'L               Massachusetts
                           Sachs         Growth-      Growth      High-Yield   Diversified   Growth And   Marsico      Investors
                          Research       Income    Opportunities    Bond        Equities      Income      Growth        Trust
                          --------       ------    -------------    ----        --------      ------      ------        -----
Fund Value                $637.08        $705.92      $520.06      $856.68      $632.08      $707.58      $803.38      $707.32
One Year Total Return     - 36.29%       - 29.41%     - 47.99%     - 14.33%     - 36.79%     - 29.24%     - 19.66%     - 29.27%
Period Years                 1.00           1.00         1.00         1.00         1.00         1.00         1.00         1.00


                                                      Putnam                     Small
                        MFS Mid-Cap     MFS Total     Growth:        Real       & Mid Cap   Sunamerica                 Telecom
                          Growth         Return       Voyager       Estate       Value*      Balanced    Technology    Utility
                          ------         ------       -------       ------       ------      --------    ----------    -------
Fund Value                $448.66        $866.65      $653.06      $974.64          N/A      $764.64      $425.52      $678.65
One Year Total Return     - 55.13%       - 13.33%     - 34.69%     -  2.54%         N/A      - 23.54%     - 57.45%     - 32.14%
Period Years                 1.00           1.00         1.00         1.00         1.00         1.00         1.00         1.00

                                                                                                           Asset
                         Worldwide       Comstock    Emerging     Growth And    Growth And    Mid-Cap     Allocation    Global
                        High Income        VKT      Growth VKT    Income VKT    Income LAT*  Value LAT*      AFS*      Growth AFS*
                        -----------        ---      ----------    ----------    -----------  ----------      ----      -----------
Fund Value                $909.67        $722.06      $592.34      $768.46          N/A          N/A          N/A          N/A
One Year Total Return     -  9.03%       - 27.79%     - 40.77%     - 23.15%         N/A          N/A          N/A          N/A
Period Years                 1.00           1.00         1.00         1.00         1.00         1.00         1.00         1.00

                             Growth    Growth Income
                              AFS*          AFS*
                              ----          ----
Fund Value                    N/A            N/A
One Year Total Return         N/A            N/A
Period Years                 1.00           1.00









* Standardized 1-year returns for these portfolios are not available because the portfolios were not in the separate account for one full year.

II.  VARIABLE SEPARATE ACCOUNT:  STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(CARET)(1/5) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                        Government
                           Capital      & Quality                  Natural     Aggressive   Alliance      Asset        Blue Chip
                        Appreciation       Bond       Growth       Resources    Growth      Growth      Allocation     Growth *
                        ------------       ----       ------       ---------    ------      ------      ----------     --------
Fund Value               $1,029.48      $1,047.61     $996.52     $1,061.74     $966.24     $970.58      $980.38          N/A
Five Year Total Return        2.95%          4.76%     - 0.35%         6.17%    -  3.38%    -  2.94%     -  1.96%         N/A
Period Years                  5.00           5.00        5.00          5.00        5.00        5.00         5.00         5.00

                                          Davis       Dogs Of                   Federated
                         Corporate        Venture       Wall       Emerging     American     Foreign      Global        Global
                           Bond           Value       Street*      Markets      Leaders       Value*      Bond         Equities
                           ----           -----       -------      -------      -------       ------      ----         --------
Fund Value               $1,025.91        $991.21         N/A       $927.90     $978.60         N/A    $1,037.40       $932.59
Five Year Total Return        2.59%       -  0.88%        N/A       -  7.21%    -  2.14%        N/A         3.74%      -  6.74%
Period Years                  5.00           5.00        5.00          5.00        5.00        5.00         5.00          5.00

                                                                                                                           MFS
                           Goldman                                             Internat'L     Internat'L               Massachusetts
                            Sachs      Growth -     Growth         High-Yield  Diversified    Growth And    Marsico      Investors
                           Research*   Income     Opportunities*      Bond     Equities       Income        Growth*       Trust
                           ---------   ------     --------------      ----     --------       ------        -------       -----
Fund Value                     N/A     $984.67         N/A          $943.77     $894.74       $946.66          N/A       $957.75
Five Year Total Return         N/A     -  1.53%        N/A          -  5.62%    - 10.53%      -  5.33%         N/A       -  4.23%
Period Years                  5.00        5.00        5.00             5.00        5.00          5.00         5.00          5.00

                              MFS           MFS       Putnam                      Small
                            Mid-Cap        Total      Growth:        Real       & Mid Cap   Sunamerica                   Telecom
                            Growth*       Return      Voyager       Estate        Value*     Balanced     Technology *   Utility
                            -------       ------      -------       ------        ------     --------     ------------   -------
Fund Value                     N/A      $1,044.34     $933.10       $994.71         N/A      $979.70          N/A        $905.59
Five Year Total Return         N/A           4.43%    -  6.69%      -  0.53%        N/A      -  2.03%         N/A        -  9.44%
Period Years                  5.00           5.00        5.00          5.00        5.00         5.00         5.00           5.00

                                                       Emerging                                Mid-Cap     Asset          Global
                           Worldwide       Comstock     Growth      Growth And   Growth And    Value       Allocation     Growth
                          High Income        VKT*        VKT*       Income VKT*  Income LAT*   LAT*         AFS*           AFS*
                          -----------        ----        ----       -----------  -----------   ----         ----           ----
Fund Value                 $961.51            N/A         N/A          N/A          N/A         N/A          N/A           N/A
Five Year Total Return     -  3.85%           N/A         N/A          N/A          N/A         N/A          N/A           N/A
Period Years                  5.00           5.00        5.00         5.00         5.00        5.00         5.00          5.00

                           Growth AFS*    Growth Income AFS*
                           -----------    ------------------
Fund Value                     N/A                N/A
Five Year Total Return         N/A                N/A
Period Years                  5.00               5.00









* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

IV.  VARIABLE SEPARATE ACCOUNT: STANDARDIZED LIFETIME RETURNS

     FUND VALUE = 1000 (31 - DECEMBER - 2002 / INCEPTION DATE UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(CARET)(1/PERIOD) - 1

                              Capital    Government &                   Natural    Aggressive   Alliance      Asset      Blue Chip
                           Appreciation  Quality Bond     Growth       Resources     Growth      Growth    Allocation     Growth
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Fund Value                  $1,100.19     $1,051.69     $1,076.88     $1,052.05      $999.57   $1,082.94   $1,056.69       $700.12
Annualized Total
Return Since Inception          10.02%         5.17%         7.69%         5.21%       -0.04%       8.29%       5.67%       -29.99%
Period Years                     9.89          9.86          9.87          8.17         6.58        9.90        9.51          2.48

                                            Davis                                  Federated
                             Corporate     Venture        Dogs Of       Emerging    American    Foreign      Global        Global
                               Bond         Value       Wall Street      Markets    Leaders      Value*       Bond        Equities
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Fund Value                  $1,041.40     $1,097.95        $968.26       $904.78   $1,038.23     $869.88   $1,052.48     $1,022.91
Annualized Total
Return Since Inception           4.14%         9.80%         -3.17%        -9.52%       3.82%     -13.01%       5.25%         2.29%
Period Years                     9.51          8.18           4.75          5.58        6.58        0.42        9.51          9.90

                                                                                                                            MFS
                              Goldman                                             Internat'L   Internat'L              Massachusetts
                               Sachs       Growth -       Growth      High-Yield  Diversified  Growth And    Marsico     Investors
                             Research       Income     Opportunities     Bond      Equities      Income      Growth        Trust
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Fund Value                    $729.26     $1,076.72        $607.28    $1,014.57     $959.24      $963.51     $833.00     $1,040.88
Annualized Total
Return Since Inception         -27.07%         7.67%        -39.27%        1.46%      -4.08%       -3.65%     -16.70%         4.09%
Period Years                     2.49          9.90           2.49         9.90        8.18         5.58        2.01          9.90

                                MFS                        Putnam
                              Mid-Cap      MFS Total       Growth:       Real     Small & Mid  Sunamerica                 Telecom
                              Growth        Return         Voyager      Estate    Cap Value*    Balanced   Technology     Utility
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Fund Value                    $893.62     $1,087.23      $1,032.72    $1,026.53     $941.35    $1,033.40     $423.51       $975.29
Annualized Total
Return Since Inception         -10.64%         8.72%          3.27%        2.65%      -5.86%        3.34%     -57.65%        -2.47%
Period Years                     3.75          8.18           9.90         5.58        0.42         6.58        2.49          6.58

                                                                                                             Asset
                             Worldwide     Comstock      Emerging     Growth And  Growth And    Mid-Cap    Allocation     Global
                            High Income      VKT        Growth VKT    Income VKT  Income LAT*  Value LAT*     AFS*      Growth AFS*
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Fund Value                  $1,041.41       $787.44        $680.15      $853.01     $747.66      $781.93     $965.85     $1,024.84
Annualized Total
Return Since Inception           4.14%       -21.26%        -31.99%      -14.70%     -25.23%      -21.81%      -3.41%         2.48%
Period Years                     8.18          1.21           1.21         1.21        0.67         0.67        0.25          0.25

                                            Growth
                            Growth AFS*  Income AFS*
                           ------------  ------------
Fund Value                  $1,018.28     $1,018.27
Annualized Total
Return Since Inception           1.83%         1.83%
Period Years                     0.25          0.25




* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

     UNIT VALUES:

                              Capital    Government &                  Natural    Aggressive    Alliance      Asset      Blue Chip
                           Appreciation  Quality Bond     Growth      Resources     Growth       Growth    Allocation     Growth
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Inception Dates              02/12/93      02/22/93       02/19/93     10/31/94     06/03/96    02/09/93    07/01/93     07/10/00
Inception Date Unit Value      $10.00        $10.00         $10.00       $10.00       $10.00      $10.00      $10.00       $10.00
12/31/2002                     $11.00        $10.52         $10.77       $10.52       $10.00      $10.83      $10.57        $7.00

                                             Davis                                 Federated
                             Corporate      Venture       Dogs Of      Emerging    American      Foreign     Global       Global
                               Bond          Value      Wall Street    Markets      Leaders       Value       Bond       Equities
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Inception Dates              07/01/93      10/28/94       04/01/98     06/02/97     06/03/96    08/01/02    07/01/93     02/09/93
Inception Date Unit Value      $10.00        $10.00         $10.00       $10.00       $10.00      $10.00      $10.00       $10.00
12/31/2002                     $10.41        $10.98          $9.68        $9.05       $10.38       $8.70      $10.52       $10.23

                                                                                                                            MFS
                              Goldman                                              Internat'L  Internat'L              Massachusetts
                               Sachs       Growth -       Growth      High-Yield  Diversified  Growth And    Marsico     Investors
                             Research       Income     Opportunities     Bond      Equities      Income      Growth        Trust
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Inception Dates              07/05/00      02/09/93       07/06/00     02/09/93    10/28/94     06/02/97    12/29/00     02/09/93
Inception Date Unit Value      $10.00        $10.00         $10.00       $10.00      $10.00       $10.00      $10.00       $10.00
12/31/2002                      $7.29        $10.77          $6.07       $10.15       $9.59        $9.64       $8.33       $10.41

                                MFS                       Putnam
                              Mid-Cap     MFS Total       Growth:        Real     Small & Mid  Sunamerica                 Telecom
                              Growth        Return        Voyager       Estate     Cap Value    Balanced   Technology     Utility
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Inception Dates              04/01/99      10/28/94       02/09/93     06/02/97    08/01/02     06/03/96    07/05/00     06/03/96
Inception Date Unit Value      $10.00        $10.00         $10.00       $10.00      $10.00       $10.00      $10.00       $10.00
12/31/2002                      $8.94        $10.87         $10.33       $10.27       $9.41       $10.33       $4.24        $9.75

                                                                                                             Asset
                             Worldwide     Comstock      Emerging     Growth And  Growth And    Mid-Cap    Allocation     Global
                            High Income      VKT        Growth VKT    Income VKT  Income LAT   Value LAT      AFS       Growth AFS
                           ------------  ------------  -------------  ----------  -----------  ----------  ----------  -------------
Inception Dates              10/28/94      10/15/01       10/15/01     10/15/01    05/01/02     05/01/02    09/30/02     09/30/02
Inception Date Unit Value      $10.00        $10.00         $10.00       $10.00      $10.00       $10.00      $10.00       $10.00
12/31/2002                     $10.41         $7.87          $6.80        $8.53       $7.48        $7.82       $9.66       $10.25

                                            Growth
                            Growth AFS    Income AFS
                           ------------  ------------
Inception Dates              09/30/02      09/30/02
Inception Date Unit Value      $10.00        $10.00
12/31/2002                     $10.18        $10.18

I.    VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 1-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      FUND  VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000) - 1

      UNIT  VALUES - (NOT APPLICABLE)

                          Capital    Government &               Natural    Aggressive   Alliance     Asset     Blue Chip
                       Appreciation  Quality Bond    Growth    Resources     Growth      Growth    Allocation   Growth
                       ------------  ------------  ----------  ---------   ----------  ----------  ----------  ---------
Fund Value                $  690.92  $1,006.21     $  695.76   $  996.16   $  670.04   $  605.97   $  839.92   $  625.22
One Year Total Return       -30.91%       0.62%       -30.42%      -0.38%     -33.00%     -39.40%     -16.01%     -37.48%
Period Years                   1.00       1.00          1.00        1.00        1.00        1.00        1.00        1.00

                                        Davis                               Federated
                        Corporate      Venture       Dogs Of    Emerging    American    Foreign      Global     Global
                          Bond          Value      Wall Street   Markets     Leaders     Value*       Bond     Equities
                       ------------  ------------  -----------  ---------  ----------  ----------  ----------  ---------
Fund Value                 $987.70       $749.47     $849.32     $842.29     $719.10          N/A    $972.81     $649.13
One Year Total Return        -1.23%       -25.05%     -15.07%     -15.77%     -28.09%         N/A      -2.72%     -35.09%
Period Years                  1.00          1.00        1.00        1.00        1.00         1.00       1.00        1.00

                         Goldman                                              Internat'L   Internat'L                  MFS
                          Sachs         Growth -      Growth         High-    Diversified    Growth     Marsico    Massachusetts
                        Research        Income     Opportunities  Yield Bond    Equities   And Income    Growth   Investors Trust
                       ------------  ------------  -------------  ----------  -----------  ----------  ---------  ---------------
Fund Value                 $637.08       $705.92      $520.06     $856.68     $632.08       $707.58     $803.38     $707.32
One Year Total Return       -36.29%       -29.41%      -47.99%     -14.33%     -36.79%       -29.24%     -19.66%     -29.27%
Period Years                  1.00          1.00         1.00        1.00        1.00          1.00        1.00        1.00

                            MFS          MFS         Putnam                   Small &
                          Mid-Cap       Total        Growth:      Real        Mid Cap   Sunamerica                Telecom
                          Growth       Return        Voyager     Estate       Value*     Balanced    Technology   Utility
                       ------------  ------------  ----------  ----------  -----------  -----------  ----------  ---------
Fund Value                 $448.66       $866.65    $653.06     $974.64           N/A     $764.64     $425.52     $678.65
One Year Total Return       -55.13%       -13.33%    -34.69%      -2.54%          N/A      -23.54%     -57.45%     -32.14%
Period Years                  1.00          1.00       1.00        1.00          1.00        1.00        1.00        1.00

                         Worldwide    Comstock    Emerging   Growth And   Growth And     Mid-Cap        Asset         Global
                        High Income     VKT      Growth VKT  Income VKT   Income LAT    Value LAT   Allocation AFS  Growth AFS
                       ------------  ----------  ----------  -----------  -----------  -----------  --------------  ----------
Fund Value              $909.67       $722.06     $592.34     $768.46     $736.99       $817.98       $793.06        $770.65
One Year Total Return     -9.03%       -27.79%     -40.77%     -23.15%     -26.30%       -18.20%       -20.69%        -22.93%
Period Years               1.00          1.00        1.00        1.00        1.00          1.00          1.00           1.00

                        Growth    Growth
                         AFS    Income AFS
                       -------  ----------
Fund Value             $674.16    $734.32
One Year Total Return   -32.58%    -26.57%
Period Years              1.00       1.00




* 1 - year returns for these portfolios are not available because the portfolios were not available for one full year.

II.   VARIABLE SEPARATE ACCOUNT: HYPOTHETICAL 5-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      FUND  VALUE = 1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)(CARET)(1/5) - 1

      UNIT  VALUES - (NOT APPLICABLE)

                           Capital     Government &                 Natural     Aggressive   Alliance       Asset        Blue Chip
                         Appreciation  Quality Bond     Growth     Resources      Growth      Growth      Allocation      Growth *
                         ------------  -------------  ----------  -----------  -----------  -----------  --------------  ----------
Fund Value               $1,029.48        $1,047.61   $  996.52    $1,061.74    $  966.24   $  970.58    $  980.38         N/A
Five Year Total Return        2.95%            4.76%      -0.35%        6.17%       -3.38%      -2.94%       -1.96%        N/A
Period Years                  5.00             5.00        5.00         5.00         5.00        5.00         5.00        5.00

                                        Davis     Dogs Of              Federated
                         Corporate     Venture     Wall     Emerging    American   Foreign     Global       Global
                            Bond        Value     Street*   Markets     Leaders     Value*      Bond       Equities
                         ----------  ----------  --------  ----------  ----------  --------  ----------  -----------
Fund Value               $1,025.91   $  991.21        N/A  $  927.90   $  978.60      N/A    $1,037.40    $  932.59
Five Year Total Return        2.59%      -0.88%       N/A      -7.21%      -2.14%     N/A         3.74%       -6.74%
Period Years                  5.00        5.00       5.00       5.00        5.00     5.00         5.00         5.00

                          Goldman                                               Internat'L  Internat'L                 MFS
                           Sachs        Growth-       Growth          High-    Diversified    Growth     Marsico   Massachusetts
                          Research*     Income    Opportunities *  Yield Bond    Equities   And Income   Growth*   Investors Trust
                        ------------   ---------  ---------------  ----------  -----------  ----------  ---------  ---------------
Fund Value                     N/A    $984.67           N/A         $943.77      $894.74      $946.66        N/A      $957.75
Five Year Total Return         N/A      -1.53%          N/A           -5.62%      -10.53%       -5.33%       N/A        -4.23%
Period Years                  5.00       5.00          5.00            5.00         5.00         5.00       5.00         5.00

                                                  Putnam
                         MFS Mid-     MFS Total   Growth:       Real    Small & Mid   Sunamerica                   Telecom
                        Cap Growth*    Return     Voyager      Estate   Cap Value*     Balanced    Technology *    Utility
                        -----------  ----------  ----------  ---------  -----------  -----------   ------------  -----------
FUND VALUE                   N/A     $1,044.34   $  933.10   $  994.71        N/A      $  979.70        N/A      $  905.59
Five Year Total Return       N/A          4.43%      -6.69%      -0.53%       N/A          -2.03%       N/A          -9.44%
Period Years                 5.00         5.00        5.00        5.00       5.00           5.00       5.00           5.00

                        Worldwide    Comstock   Emerging     Growth And   Growth And    Mid-Cap         Asset        Global
                        High Income    VKT*    Growth VKT    Income VKT   Income LAT   Value LAT*  Allocation AFS  Growth AFS
                        -----------  --------  ----------    -----------  -----------  ----------  --------------  -----------
Fund Value               $  961.51        N/A    $1,007.25    $1,029.24    $1,009.46         N/A    $  999.19       $1,031.78
Five Year Total Return       -3.85%       N/A         0.73%        2.92%        0.95%        N/A        -0.08%           3.18%
Period Years                  5.00       5.00         5.00         5.00         5.00        5.00         5.00            5.00

                           Growth      Growth
                            AFS      Income AFS
                        -----------  ----------
Fund Value               $1,044.01    $1,013.08
Five Year Total Return        4.40%        1.31%
Period Years                  5.00         5.00





* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     FUND VALUE =  1000 (ENDING UNIT VALUE / BEGINNING UNIT VALUE)

     ANNUAL RETURN = (FUND VALUE / 1000)(CARET)(1/10) - 1

     UNIT VALUES - (NOT APPLICABLE)

                                Capital     Government &                 Natural    Aggressive   Alliance      Asset       Blue Chip
                             Appreciation   Quality Bond     Growth     Resources    Growth*     Growth*     Allocation*   Growth *
                             ------------   ------------   ---------   ----------   ----------   ---------   ----------    ---------
Fund Value                      $1,104.15      $1,053.90   $1,070.72   $1,079.44          N/A         N/A          N/A           N/A
Ten Year Total Return              10.41%          5.39%       7.07%       7.94%          N/A         N/A          N/A           N/A
Period Years                        10.00          10.00       10.00       10.00        10.00       10.00        10.00         10.00

                                                                               Federated
                         Corporate  Davis Venture  Dogs Of Wall    Emerging    American    Foreign
                            Bond*       Value*        Street*       Markets*    Leaders*     Value*   Global Bond*  Global Equities*
                         ---------  -------------  ------------  ------------  ---------  ----------  -----------   ----------------
Fund Value                     N/A           N/A            N/A          N/A         N/A         N/A          N/A              N/A
Ten Year Total Return          N/A           N/A            N/A          N/A         N/A         N/A          N/A              N/A
Period Years                 10.00         10.00          10.00        10.00       10.00       10.00        10.00            10.00

                          Goldman                                               Internat'L   Internat'L                    MFS
                           Sachs     Growth -      Growth         High-Yield   Diversified   Growth And   Marsico     Massachusetts
                         Research*    Income*   Opportunities *      Bond*      Equities*     Income*     Growth*   Investors Trust*
                         ---------   --------   ---------------   ----------   -----------   ----------   -------   ----------------
Fund Value                     N/A       N/A               N/A           N/A           N/A          N/A       N/A            N/A
Ten Year Total Return          N/A       N/A               N/A           N/A           N/A          N/A       N/A            N/A
Period Years                 10.00     10.00             10.00         10.00         10.00        10.00     10.00          10.00

                         MFS Mid-Cap  MFS Total  Putnam Growth:                Small & Mid  Sunamerica
                           Growth*     Return*      Voyager*     Real Estate*   Cap Value*   Balanced*  Technology* Telecom Utility*
                         -----------  ---------  --------------  ------------  -----------  ----------  ----------  ----------------
Fund Value                       N/A       N/A             N/A           N/A           N/A         N/A         N/A              N/A
Ten Year Total Return            N/A       N/A             N/A           N/A           N/A         N/A         N/A              N/A
Period Years                   10.00     10.00           10.00         10.00         10.00       10.00       10.00            10.00

                                                                                                            Asset
                        Worldwide     Comstock     Emerging    Growth And    Growth And   Mid-Cap Value   Allocation   Global Growth
                       High Income*     VKT*     Growth VKT*   Income VKT*   Income LAT         LAT*          AFS            AFS*
                       ------------   --------   -----------   -----------   ----------   -------------   ----------   -----------
Fund Value                      N/A        N/A           N/A          N/A     $1,085.45             N/A    $1,064.08            N/A
Ten Year Total Return           N/A        N/A           N/A          N/A         8.54%             N/A        6.41%            N/A
Period Years                  10.00      10.00         10.00        10.00         10.00           10.00        10.00          10.00

                                                Growth Income
                               Growth AFS             AFS
                               ----------       -------------
Fund Value                      $1,103.07           $1,086.02
Ten Year Total Return              10.31%               8.60%
Period Years                        10.00               10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.   VARIABLE SEPARATE ACCOUNT:  HYPOTHETICAL LIFETIME RETURNS

      FUND VALUE = 1000 (31 - DECEMBER - 2002  / INCEPTION DATE UNIT VALUE)

      ANNUAL RETURN = (FUND VALUE / 1000)(CARET)(1/PERIOD) - 1

                               Capital     Government &                Natural    Aggressive   Alliance      Asset      Blue Chip
                            Appreciation   Quality Bond    Growth     Resources     Growth      Growth     Allocation    Growth
                            ------------   ------------   ---------   ---------   ----------   ---------   ----------   ---------
Fund Value                     $1,108.09      $1,073.77   $1,095.74   $1,058.66      $999.57   $1,082.94    $1,056.69     $704.91
Annualized
  Total Return
  Since Inception                  10.81%          7.38%       9.57%       5.87%       -0.04%       8.29%        5.67%     -29.51%
Period Years                       15.79          18.33       18.33       15.00         6.58        9.90         9.51        2.49

                                                                               Federated
                        Corporate   Davis Venture   Dogs Of Wall   Emerging    American    Foreign
                           Bond         Value          Street       Markets    Leaders      Value*    Global Bond   Global Equities
                        ---------   -------------   ------------   --------   ---------   ---------   -----------   ---------------
Fund Value              $1,041.40       $1,097.95        $968.26    $904.78   $1,038.23     $869.88     $1,052.48         $1,022.91
Annualized
  Total Return
  Since Inception            4.14%           9.80%         -3.17%     -9.52%       3.82%     -13.01%         5.25%             2.29%
Period Years                 9.51            8.18           4.75       5.58        6.58        0.42          9.51              9.90

                               Goldman                                             Internat'L  Internat'L                  MFS
                                Sachs      Growth -        Growth     High-Yield  Diversified  Growth And  Marsico     Massachusetts
                               Research    Income     Opportunities      Bond      Equities     Income     Growth    Investors Trust
                               --------   ---------   -------------   ----------  -----------  ----------  --------  ---------------
Fund Value                      $729.26   $1,076.72         $607.60   $1,014.57      $959.24     $963.51   $833.00      $1,040.88
Annualized
  Total Return
  Since Inception                -27.07%       7.67%         -39.24%       1.46%       -4.08%      -3.65%   -16.70%          4.09%
Period Years                       2.49        9.90            2.49        9.90         8.18        5.58      2.01           9.90

                   MFS Mid-Cap   MFS Total   Putnam Growth:                Small & Mid    Sunamerica
                      Growth       Return         Voyager     Real Estate    Cap Value*     Balanced    Technology   Telecom Utility
                   -----------   ---------   --------------   -----------  ------------   -----------   ----------   ---------------
Fund Value             $893.62   $1,087.23        $1,032.72    $1,026.53        $941.35     $1,033.40      $423.51         $975.29
Annualized
  Total Return
  Since Inception       -10.64%       8.72%            3.27%        2.65%         -5.86%         3.34%      -57.65%          -2.47%
Period Years              3.75        8.18             9.90         5.58           0.42          6.58         2.49            6.58

                                                                                                           Asset
                             Worldwide    Comstock    Emerging    Growth And  Growth And  Mid-Cap Value  Allocation   Global Growth
                            High Income      VKT     Growth VKT   Income VKT  Income LAT        LAT         AFS            AFS
                            -----------   --------   ----------   ----------  ----------  -------------  -----------  ------------
Fund Value                    $1,041.41    $960.15    $1,071.50   $1,060.88   $1,095.03      $1,096.07    $1,065.46      $1,042.44
Annualized
  Total Return
  Since Inception                  4.14%     -3.98%        7.15%       6.09%       9.50%          9.61%        6.55%          4.24%
Period Years                       8.18       3.67         7.50        6.02       13.06           3.30        13.42           5.67

                                                 Growth
                              Growth AFS       Income AFS
                              ----------       ----------
Fund Value                     $1,118.62       $1,105.71
Annualized
  Total Return
  Since Inception                  11.86%          10.57%
Period Years                       18.91           18.91


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

       UNIT VALUES:

                                    Capital     Government &               Natural    Aggressive   Alliance     Asset      Blue Chip
                                 Appreciation   Quality Bond    Growth    Resources     Growth      Growth    Allocation    Growth
                                 ------------   ------------   --------   ---------   ----------   --------   ----------   ---------
Inception Dates                      03/23/87     09/05/84     09/05/84    01/04/88     06/03/96   02/09/93     07/01/93    07/05/00
Inception Date Unit Value              $10.00       $10.00       $10.00      $10.00       $10.00     $10.00       $10.00      $10.00
12/31/2002                             $11.08       $10.74       $10.96      $10.59       $10.00     $10.83       $10.57       $7.05

                                                                              Federated
                            Corporate  Davis Venture  Dogs Of Wall  Emerging  American
                               Bond        Value          Street     Markets   Leaders   Foreign Value  Global Bond  Global Equities
                            ---------  -------------  ------------  --------  ---------  -------------  -----------  ---------------
Inception Dates              07/01/93      10/28/94       04/01/98  06/02/97   06/03/96       08/01/02     07/01/93       02/09/93
Inception Date Unit Value      $10.00        $10.00         $10.00    $10.00     $10.00         $10.00       $10.00         $10.00
12/31/2002                     $10.41        $10.98          $9.68     $9.05     $10.38          $8.70       $10.52         $10.23

                                   Goldman                                         Internat'L  Internat'L                  MFS
                                    Sachs    Growth -      Growth     High-Yield  Diversified  Growth And   Marsico   Massachusetts
                                   Research    Income  Opportunities     Bond       Equities     Income      Growth  Investors Trust
                                   --------  --------  -------------  ----------  -----------  ----------  --------  ---------------
Inception Dates                    07/05/00  02/09/93       07/05/00    02/09/93     10/28/94    06/02/97  12/29/00        02/09/93
Inception Date Unit Value            $10.00    $10.00         $10.00      $10.00       $10.00      $10.00    $10.00          $10.00
12/31/2002                            $7.29    $10.77          $6.08      $10.15        $9.59       $9.64     $8.33          $10.41

                           MFS Mid-Cap  MFS Total  Putnam Growth:               Small & Mid  Sunamerica
                              Growth     Return        Voyager     Real Estate   Cap Value    Balanced   Technology  Telecom Utility
                           -----------  ---------  --------------  -----------  -----------  ----------  ----------  ---------------
Inception Dates               04/01/99   10/28/94        02/09/93     06/02/97     08/01/02    06/03/96    07/05/00         06/03/96
Inception Date Unit Value       $10.00     $10.00          $10.00       $10.00       $10.00      $10.00      $10.00           $10.00
12/31/2002                       $8.94     $10.87          $10.33       $10.27        $9.41      $10.33       $4.24            $9.75

                                                                                                             Asset
                                  Worldwide   Comstock   Emerging   Growth And  Growth And  Mid-Cap Value  Allocation  Global Growth
                                 High Income     VKT    Growth VKT  Income VKT  Income LAT        LAT          AFS           AFS
                                 -----------  --------  ----------  ----------  ----------  -------------  ----------  -------------
Inception Dates                     10/28/94  04/30/99    07/03/95    12/23/96    12/11/89       09/15/99    08/01/89      04/30/97
Inception Date Unit Value             $10.00    $10.00      $10.00      $10.00      $10.00         $10.00      $10.00        $10.00
12/31/2002                            $10.41     $9.60      $10.71      $10.61      $10.95         $10.96      $10.65        $10.42

                                                                     Growth
                                                   Growth AFS      Income AFS
                                                   ----------      ----------
Inception Dates                                      02/08/84        02/08/84
Inception Date Unit Value                              $10.00          $10.00
12/31/2002                                             $11.19          $11.06